UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 7, 2026
(Date of earliest event reported)

C.H. ROBINSON WORLDWIDE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-23189

Delaware	41-1883630
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

14701 Charlson Road
Eden Prairie, Minnesota 55347
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: 952-937-8500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	CHRW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
Pursuant to notice duly given, the Company held its 2026 Annual Meeting of Shareholders virtually on May 7, 2026 at www.virtualshareholdermeeting.com/CHRW2026 (“2026 Annual Meeting”). The number of outstanding shares on the record date for the 2026 Annual Meeting was 117,850,413 shares. At the 2026 Annual Meeting, 110,104,789 shares, or approximately 93.4% percent of the outstanding shares, were represented in person or by proxy. At the 2026 Annual Meeting, the shareholders of the Company: (1) elected the ten director nominees set forth below to serve one-year terms, expiring at the Company’s 2027 Annual Meeting of Shareholders; (2) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers; (3) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026; and (4) approved the C.H. Robinson Worldwide, Inc. Amended and Restated 1997 Employee Stock Purchase Plan. The results of the matters voted upon by the shareholders are as follows:
1.Election of Directors

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
David P. Bozeman	100,338,210	83,001	43,104	9,640,474
Kermit R. Crawford	98,908,517	1,513,827	41,971	9,640,474
Edward Feitzinger	100,255,907	166,164	42,244	9,640,474
Timothy C. Gokey	100,038,594	383,113	42,608	9,640,474
Mark A. Goodburn	100,031,653	387,724	44,938	9,640,474
Mary J. Steele Guilfoile	96,647,659	3,771,125	45,531	9,640,474
Jodee A. Kozlak	97,415,183	3,003,622	45,510	9,640,474
Michael H. McGarry	99,872,157	548,531	43,627	9,640,474
Paige K. Robbins	100,246,140	174,849	43,326	9,640,474
Paula C. Tolliver	100,244,292	177,143	42,880	9,640,474
2.Approval, on a non-binding basis, of the compensation of the Company’s Named Executive Officers

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
96,144,263	4,145,670	174,382	9,640,474
3.Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026

FOR	AGAINST	ABSTAIN
104,781,578	5,293,541	29,670
4. Approval of the Company's Amended and Restated 1997 Employee Stock Purchase Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
100,201,887	174,106	88,322	9,640,474

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 11, 2026

C.H. ROBINSON WORLDWIDE, INC.

By:	/s/ Dorothy G. Capers
Dorothy G. Capers
Chief Legal Officer and Corporate Secretary